Exhibit 10.1

AMENDMENT NO. 2

AMENDMENT NO. 2, dated as of February 15, 2019 (this “Amendment”), to the Existing Credit Agreement referred to below, among Brooks Automation, Inc., a Delaware corporation (together with its successors and assigns, the “Borrower”), the other Loan Parties (as defined in the Credit Agreement (as defined below)) parties hereto, the Administrative Agent (as defined below) and Morgan Stanley Senior Funding, Inc., as the 2018 Incremental Term B Lender.

RECITALS:

1.The Borrower has entered into that certain Credit Agreement, dated as of October 4, 2017 (as amended, amended and restated, supplemented or otherwise modified from time to time, prior to the date hereof, the “Existing Credit Agreement”, and as amended hereby, the “Credit Agreement”), among the Borrower, the several lenders party thereto from time to time and Morgan Stanley Senior Funding, Inc., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

2.The Borrower has requested that the Required Lenders and the Administrative Agent agree to amend the Existing Credit Agreement as set forth herein.

3.The 2018 Incremental Term B Lender constitutes the Required Lenders under the Existing Credit Agreement and is willing, on and subject to the terms and conditions hereof, to agree to the amendment of the Existing Credit Agreement as set forth herein.

4.In consideration of the covenants and agreements contained herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.     Defined Terms.  Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

Section 2.     Amendment of the Existing Credit Agreement.

(a) It is understood and agreed that this Amendment and the Credit Agreement are each a “Loan Document”, as defined in the Existing Credit Agreement.
(b) Section 1.01 of the Credit Agreement is hereby amended by inserting in appropriate alphabetical order the following new definition:

“Amendment No. 2 Effective Date” shall mean February 15, 2019.

(c) Clause (ii) of the definition of “Applicable Margin” of the Credit Agreement is hereby amended and restated in its entirety with the following:

(ii) with respect to any 2018 Incremental Term B Loan, 3.00% per annum in the case of any Eurodollar Loan and 2.00% per annum in the case of any ABR Loan and

(d) Section 2.08(g) of the Credit Agreement is hereby amended by replacing the phrase “2018 Incremental Amendment Effective Date” found therein with “Amendment No. 2 Effective Date.”
(e) Section 2.17(b)(ix) of the Credit Agreement is hereby amended by replacing the phrase “2018 Incremental Amendment Effective Date” found therein with “Amendment No. 2 Effective Date.”

Section 3.     Conditions to Effectiveness of Amendment.  The effectiveness of this Amendment is subject to the satisfaction or waiver of the following conditions (the date of such satisfaction or waiver of such conditions being referred to herein as the “Amendment No. 2 Effective Date”):

(a) The Administrative Agent shall have received this Amendment executed and delivered by a duly authorized officer of the Borrower, each other Loan Party and the 2018 Incremental Term B Lender (which constitutes the Required Lenders under the Existing Credit Agreement).

(b) All fees and expenses (in the case of expenses, to the extent invoiced at least three (3) business days prior to the Amendment No. 2 Effective Date (except as otherwise reasonably agreed by the Borrower)), required to be paid on the Amendment No. 2 Effective Date, shall have been paid.

(c) A certificate of a Responsible Officer certifying that each of the following conditions has been satisfied: (A) the representations and warranties of each Loan Party set forth in the Credit Agreement and any other Loan Document shall be true and correct in all material respects (or in all respects to the extent that any representation and warranty is qualified by materiality or Material Adverse Effect) on and as of the Amendment No. 2 Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and (B) at the time of and immediately after giving effect to the Amendment No. 2 Effective Date, no Default shall have occurred and be continuing.

Section 4.     Effects on Loan Documents; Acknowledgement.

(a) Except as expressly set forth herein, this Amendment shall not (i) by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent or the Loan Parties under the Existing Credit Agreement or any other Loan Document or (ii) alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other provision of the Existing Credit Agreement or any other Loan Document.  Except as expressly set forth herein, each and every term, condition, obligation, covenant and agreement contained in the Existing Credit Agreement or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect and nothing herein can or may be construed as a novation thereof.  Each Loan Party reaffirms its obligations under the Loan Documents to which it is party and the validity, enforceability and perfection of the Liens granted by it pursuant to the Security Agreement on the Amendment No. 2 Effective Date.  This Amendment shall constitute a Loan Document for purposes of the Credit Agreement and from and after the Amendment No. 2 Effective Date, all references to the “Credit Agreement” in any Loan Document and all references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this Amendment.  Each of the Loan Parties hereby consents to this Amendment and confirms that all obligations of such Loan Party under the Loan Documents to which such Loan Party is a party shall continue to apply to the Credit Agreement, as amended hereby.

(b) Without limiting the foregoing, each of the Loan Parties party to the Guarantee and Security Agreement hereby (i) acknowledges and agrees that all of its obligations under the Guarantee and Security Agreement are reaffirmed and remain in full force and effect on a continuous basis, (ii) reaffirms each Lien granted by each Loan Party to the Collateral Agent for the benefit of the Secured Parties (including the 2018 Incremental Term B Lender) and reaffirms the guaranties made pursuant to the Guarantee and Security Agreement, (iii) acknowledges and agrees that the grants of security interests by and the guaranties of the Loan Parties contained in the Guarantee and Security Agreement are, and shall remain, in full force and effect after giving effect to this Amendment, (iv) agrees that the Secured Obligations include, among other things and without limitation, the prompt and complete payment and performance by the Borrower when due and payable (whether at the stated maturity, by acceleration or otherwise) of principal and interest on, the 2018 Incremental Term B Loans, and (v) agrees that all Secured Obligations are Guaranteed Obligations (as defined in the Guarantee and Security Agreement).

Section 5.     Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile or any other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 6.     Governing Law.  This amendment, the other Loan Documents and any claims, controversy, dispute or causes of actions arising therefrom (whether in contract or tort or otherwise) shall be construed in accordance with and governed by the law of the State of New York.

Section 7.    Headings.  The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their duly authorized signatories as of the date and year first above written.

BROOKS AUTOMATION, INC.

By:	/s/ Lindon G. Robertson
Name:	Lindon G. Robertson
Title:	Executive Vice President and Chief Financial Officer

BIOSTORAGE TECHNOLOGIES, INC.
By:	/s/ Lindon G. Robertson
Name:	Lindon G. Robertson
Title:	President

GENEWIZ, INC.
By:	/s/ Lindon G. Robertson
Name:	Lindon G. Robertson
Title	President

GENEWIZ, LLC
By:	/s/ Lindon G. Robertson
Name:	Lindon G. Robertson
Title:	President

MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent
By:	/s/ Jonathon Rauen
Name:	Jonathon Rauen
Title:	Authorized Signatory

MORGAN STANLEY SENIOR FUNDING, INC., as 2018 Incremental B Lender
By:	/s/ Jonathon Rauen
Name:	Jonathon Rauen
Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT